                                                                     EXHIBIT C

FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

       The information which is required to be prepared with respect to the Distribution Date JUNE 15, 2000 and with respect to the performance of the Trust during the preceding Monthly Period.

       Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.



A            Information Regarding the Currrent Monthly Distribution
             (Stated on the basis of $1,000 Original Certificate Principal Amount)
             1            The amount of the current monthly distribution in
                          respect of Class A Monthly Principal                                                               0
                                                                                                             ------------------

             2            The amount of the current monthly distribution in
                          respect of Class B Monthly Principal                                                               0
                                                                                                             ------------------

             3            The amount of the current monthly distribution in
                          respect of Collateral Monthly Principal                                                            0
                                                                                                             ------------------

             4            The amount of the current monthly distribution in
                          respect of CLASS A MONTHLY INTEREST                                                        5,301,947
                                                                                                             ------------------

             5            The amount of the current monthly distribution in
                          respect of Class A Deficiency Amounts                                                              0
                                                                                                             ------------------

             6            The amount of the current monthly distribution in
                          respect of Class A Additional Interest                                                             0
                                                                                                             ------------------

             7            The amount of the current monthly distribution in
                          respect of CLASS B MONTHLY INTEREST                                                          441,575
                                                                                                             ------------------

             8            The amount of the current monthly distribution in
                          respect of Class B Deficiency Amounts                                                              0
                                                                                                             ------------------

             9            The amount of the current monthly distribution in
                          respect of Class B Additional Interest                                                             0
                                                                                                             ------------------

             10           The amount of the current monthly distribution in
                          respect of COLLATERAL MONTHLY INTEREST                                                       724,490
                                                                                                             ------------------

             11           The amount of the current monthly distribution in
                          respect of any accrued and unpaid Collateral monthly interest                                      0
                                                                                                             ------------------


B            Information Regarding the Performance of the Trust
             1            COLLECTION OF PRINCIPAL RECEIVABLES

                          a)          The aggregate amount of Principal Collections
                                      processed during the preceding Monthly
                                      Period which were allocated in respect of the
                                      Class A Certificates                                                          93,671,000
                                                                                                             ------------------

                          b)          The aggregate amount of Principal Collections
                                      processed during the preceding Monthly
                                      Period which were allocated in respect of the
                                      Class B Certificates                                                           7,664,019
                                                                                                             ------------------

                          c)          The aggregate amount of Principal Collections
                                      processed during the preceding Monthly Period
                                      which were allocated in respect of the
                                      Collateral Interest                                                           12,205,618
                                                                                                             ------------------

             2            PRINCIPAL RECEIVABLES IN THE TRUST

                          a)          The aggregate amount of Principal
                                      Receivables in the Trust as of the end of the
                                      day on the last day of the preceding Monthly
                                      Period (ending Principal Balance)                                          1,922,509,190
                                                                                                             ------------------

                          b)          The amount of Principal Receivables in the
                                      Trust represented by the Investor Interest
                                      of Series 1996-1 as of the end of the day
                                      on the last day of the preceding Monthly
                                      Period                                                                     1,115,151,821
                                                                                                             ------------------

                          c)          The amount of Principal Receivables in the
                                      Trust represented by the Series 1996-1
                                      Adjusted Investor Interest as of the end of
                                      the day on the last day of the preceding
                                      Monthly Period                                                             1,115,151,821
                                                                                                             ------------------

                          d)          The amount of Principal Receivables in the
                                      Trust represented by the Class A Investor
                                      Interest as of the end of the day on the
                                      last day of the preceding  Monthly Period                                    920,000,000
                                                                                                             ------------------


                          e)          The amount of Principal Receivables in the
                                      Trust represented by the Class A Adjusted
                                      Investor Interest as of the end of the day
                                      on the last day of the preceding Monthly
                                      Period                                                                       920,000,000
                                                                                                             ------------------

                          f)          The amount of Principal Receivables in the
                                      Trust represented by the Class B Investor
                                      Interest as of the end of the day on the
                                      last day of the preceding Monthly Period                                      75,273,000
                                                                                                             ------------------

             g)           The amount of Principal Receivables in
                          the Trust represented by the Collateral
                          Interest as of the end of the day on the last
                          day of the preceding Monthly Period                                          119,878,821
                                                                                                 ------------------

             h)           The Floating Investor Percentage with
                          respect to the preceding Monthly Period                                            57.70%
                                                                                                 ------------------

             I)           The Class A Floating Allocation with respect
                          to the preceding Monthly Period                                                    47.61%
                                                                                                 ------------------

             j)           The Class B Floating Allocation with respect
                          to the preceding Monthly Period                                                     3.89%
                                                                                                 ------------------

             k)           The Collateral Floating Allocation with respect
                          to the preceding Monthly Period                                                     6.20%
                                                                                                 ------------------

             l)           The Fixed Investor Percentage with respect to
                          the preceding Monthly Period                                                  N/A
                                                                                                 ------------------

             m)           The Class A Fixed Allocation with respect to
                          the preceding Monthly Period                                                  N/A
                                                                                                 ------------------

             n)           The Class B Fixed Allocation with respect to
                          the preceding Monthly Period                                                  N/A
                                                                                                 ------------------

             o)           The Collateral Fixed Allocation with respect
                          to the preceding Monthly Period                                               N/A
                                                                                                 ------------------


3            DELINQUENT BALANCES

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:


                                                                 Aggregate                       Percentage of
                                                                 Account                         Total
                                                                 Balance                         Receivables

             a) 35 - 64 days                                            22,859,981                            1.14%
                                                                 ------------------              ------------------
             b) 65-94 days                                              12,150,769                            0.61%
                                                                 ------------------              ------------------
             c) 95-124 days                                              8,848,722                            0.44%
                                                                 ------------------              ------------------
             d) 125-154 days                                             7,940,739                            0.40%
                                                                 ------------------              ------------------
             e) 155 or more days                                         6,897,809                            0.35%
                                                                 ------------------              ------------------
             Total                                                      58,698,019                            2.94%
                                                                 ------------------              ------------------



4            CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)
             a)           The Aggregate Credit Loss Amount for
                          the preceding Monthly Period                                                   4,309,556
                                                                                                 ------------------

             b)           The Class A Credit Loss Amount for
                          the preceding Monthly Period                                                   3,555,383
                                                                                                 ------------------

             c)           The Class B Credit Loss Amount for
                          the preceding Monthly Period                                                     290,896
                                                                                                 ------------------
             d)           The Collateral Credit Loss Amount for
                          the preceding Monthly Period                                                     463,277
                                                                                                 ------------------


5            INVESTOR CHARGE OFFS
             a)           The aggregate amount of Class A Investor
                          Charge Offs for the preceding Monthly Period                                           0
                                                                                                 ------------------

             b)           The aggregate amount of Class A Investor
                          Charge Offs set forth in 5(a) above per $1,000
                          of original certificate principal amount                                               0
                                                                                                 ------------------

             c)           The aggregate amount of Class B Investor
                          Charge Offs for the preceding Monthly Period                                           0
                                                                                                 ------------------

             d)           The aggregate amount of Class B Investor
                          Charge Offs set forth in 5(c above per $1,000
                          of original certificate principal amount                                               0
                                                                                                 ------------------

             e)           The aggregate amount of Collateral Charge
                          Offs for the preceding Monthly Period                                                  0
                                                                                                 ------------------

             f)           The aggregate amount of Collateral Charge
                          Offs set forth in 5(e) above per $1,000 of
                          original certificate principal amount                                                  0
                                                                                                 ------------------

             g)           The aggregate amount of Class A Investor
                          Charge Offs reimbursed on the Transfer Date
                          immediately preceding this Distribution Date                                           0
                                                                                                 ------------------

             h)           The aggregate amount of Class A Investor
                          Charge Offs set forth in 5(g) above per
                          $1,000 original certificate principal amount
                          reimbursed on the Transfer Date immediately
                          preceding this Distribution Date                                                       0
                                                                                                 ------------------

             I)           The aggregate amount of Class B Investor
                          Charge Offs reimbursed on the Transfer Date
                          immediately preceding this Distribution Date                                           0
                                                                                                 ------------------

             j)           The aggregate amount of Class B Investor
                          Charge Offs set forth in 5(I) above per $1,000
                          original certificate principal amount reimbursed
                          on the Transfer Date immediately preceding
                          this Distribution Date                                                                 0
                                                                                                 ------------------

             k)           The aggregate amount of Collateral Charge
                          Offs reimbursed on the Transfer Date
                          immediately preceding this Distribution Date                                           0
                                                                                                 ------------------

             l)           The aggregate amount of Collateral Charge
                          Offs set forth in 5(k) above per $1,000
                          original certificate principal amount reimbursed
                          on the Transfer Date immediately preceding
                          this Distribution Date                                                                 0
                                                                                                 ------------------


6            INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)
             a)           The amount of the Class A Servicing Fee
                          payable by the Trust to the Servicer for
                          the preceding Monthly Period                                                     958,333
                                                                                                 ------------------

             b)           The amount of the Class B Servicing Fee
                          payable by the Trust to the Servicer for
                          the preceding Monthly Period                                                      78,409
                                                                                                 ------------------

             c)           The amount of the Collateral Servicing Fee
                          payable by the Trust to the Servicer for
                          the preceding Monthly Period                                                     124,874
                                                                                                 ------------------

             d)           The amount of Servicer Interchange (.75%)
                          payable by the Trust to the Servicer for the
                          preceding Monthly Period                                                         696,970
                                                                                                 ------------------

7            REALLOCATIONS

             a)           The amount of Reallocated Collateral Principal
                          collections with respect to this Distribution Date                                     0
                                                                                                 ------------------

             b)           The amount of Reallocated Class B Principal
                          collections with respect to this Distribution Date                                     0
                                                                                                 ------------------

             c)           The COLLATERAL BALANCE as of the close of
                          business on this Distribution Date                                           119,878,821
                                                                                                 ------------------

             d)           The CLASS B INVESTOR BALANCE as of the close
                          of business on this Distribution Date                                         75,273,000
                                                                                                 ------------------


8 FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE) ALLOCABLE TO SERIES 1996-1

             a)           The aggregate amount of Collections of Finance
                          Charge Receivables processed during the
                          preceding Monthly Period which were allocated
                          in respect of the Class A Certificates                                        18,358,413
                                                                                                 ------------------

             b)           The aggregate amount of Collections of Finance
                          Charge Receivables processed during the
                          preceding Monthly Period which were allocated
                          in respect of the Class B Certificates                                         1,502,057
                                                                                                 ------------------

             c)           The aggregate amount of Collections of Finance
                          Charge Receivables processed during the
                          preceding Monthly Period which were allocated
                          in respect of the Collateral Interest                                          2,392,158
                                                                                                 ------------------

9            PRINCIPAL FUNDING ACCOUNT

             a)           The principal amount on deposit in the Principal
                          Funding Account on or before the Transfer Date
                          of the preceding Monthly Period                                                        0
                                                                                                 ------------------
             b)           The Accumulation Shortfall with respect to the
                          preceding Monthly Period                                                               0
                                                                                                 ------------------

             c)           The Principal Funding Investment Proceeds
                          deposited in the Finance Charge Account on or
                          before the Transfer Date of the preceding
                          Monthly Period                                                                         0
                                                                                                 ------------------

                          d)          The amount of all or the portion of the Reserve
                                      Draw Amount deposited in the Finance Charge
                                      Account on or before the Transfer date of the
                                      preceding Monthly Period from the Reserve Account                                      0
                                                                                                             ------------------

             10           RESERVE DRAW AMOUNT

             11           AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
                          SERVICER INTERCHANGE]

                          a)          The amount of Class A Available Funds on deposit
                                      in the Finance Charge Account on or before the
                                      Transfer Date of the preceding Monthly Period                                 18,358,413
                                                                                                             ------------------

                          b)          The amount of Class B Available Funds on deposit
                                      in the Finance Charge Account on or before the
                                      Transfer Date of the preceding Monthly Period                                  1,502,057
                                                                                                             ------------------

                          c)          The amount of Collateral Available Funds on
                                      deposit in the Finance Charge Account on the
                                      preceding Transfer Date                                                        2,392,158
                                                                                                             ------------------

             12           PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

                          a)          The Portfolio Yield for the preceding Monthly Period                              20.06%
                                                                                                             ------------------

                          b)          The Portfolio Adjusted Yield for the preceding Monthly
                                      Period                                                                             9.81%
                                                                                                             ------------------

C            FLOATING RATE DETERMINATIONS

             1            LIBOR for the Interest Period ending on this
                          Distribution Date                                                                  6.52250%
                                                                                                             ------------------

             2            Number of days in this interest period                                             31
                                                                                                             ------------------

             3            Interest Factor                                                                    0.6923072%
                                                                                                             ------------------

D            CUSIP Numbers
             1            Class A                                                                            337365AA8
                                                                                                             ------------------
             2            Class B                                                                            337365AB6
                                                                                                             ------------------



                                       FIRST UNION DIRECT BANK, N.A.
                                       Servicer

                                       By:               [SIG]
                                         -------------------------------------
                                         James H. Gilbraith, II
                                         Managing Director
                                         First Union Direct Bank, N.A.